Neuberger Berman Income Funds®
Neuberger Berman Municipal Money Fund
Investor Class

Supplement to the Summary Prospectus dated February 28, 2010, as amended June 7, 2010, and the Prospectus dated February 28, 2010, as amended April 1, 2010 and May 28, 2010

The Board of Trustees of Neuberger Berman Income Funds recently approved the liquidation of Neuberger Berman Municipal Money Fund (the “Fund”), which is scheduled to occur on or about September 28, 2010 (the “Liquidation Date”). Investors may continue to redeem shares of the Fund through the Liquidation Date.

Effective August 24, 2010, the Fund’s shares will no longer be offered for sale to new investors.  Existing shareholders of the Fund can continue to purchase shares.  If you purchased shares directly through Neuberger Berman Management LLC or through an account with Neuberger Berman LLC, you should have received a letter describing alternative arrangements for the investment of your assets once the Fund is liquidated.  If you purchased shares directly through Neuberger Berman Management LLC, please call 800-877-9700 with any questions.  If you purchased shares through an account with Neuberger Berman LLC or another investment provider, please contact your Neuberger Berman representative or your investment provider, as appropriate, with any questions.

In addition, the last sentence of the legend on the first page of the Fund’s Summary Prospectus is deleted and replaced with the following:

The Fund’s prospectus dated February 28, 2010, as amended April 1, 2010, May 28, 2010 and August 24, 2010 (and as it may be further amended or supplemented), and SAI dated February 28, 2010, as amended June 7, 2010 (and as it may be further amended or supplemented), are incorporated herein by reference.

The date of this supplement is August 24, 2010.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY  10158-0180
800.877.9700
212-476-8800
Broker/Dealer and Institutional Services:
800-366-6264
Web site: www.nb.com